                                                                                                            Exhibit 99.906

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, William S. Berno, Principal Executive Officer of the Aegis Value Fund, Inc. (the "Registrant"), certify that:

1.	The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2003	/s/ William S. Berno
William S. Berno, Principal Executive Officer (principal executive officer)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Scott L. Barbee, Principal Financial Officer of the Aegis Value Fund, Inc. (the "Registrant"), certify that:

1.
The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2003	/s/ Scott L. Barbee
Scott L. Barbee, Principal Financial Officer (principal financial officer)